                                                                   EXHIBIT 10.7

                      Amendment No. 2 to Operating Agreement

      THIS AMENDMENT NO. 2 TO OPERATING AGREEMENT ("Amendment") is made and effective as of April 15, 2003, by and among TA Operating Corporation, a Delaware Corporation ("TA Operating"), TA Franchise System, Inc., a Delaware Corporation ("TA Franchise") and Freightliner LLC, a Delaware Limited Liability Company ("Freightliner").

WITNESSETH:

      WHEREAS, TA Operating, TA Franchise and Freightliner are parties to that certain Freightliner Express Operating Agreement dated July 21, 1999 (the "Operating Agreement"); and

      WHEREAS, TA Operating, TA Franchise and Freightliner have agreed to amend the Operating Agreement, in accordance with Section 8.5 thereof, pursuant to the terms set forth herein;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. The Definitions listed below that are found in the "Definitions" Section of the Operating Agreement are hereby added or deleted and replaced as follows:

            "FCCC" shall mean Freightliner Custom Chassis Corporation, a wholly owned subsidiary of Freightliner headquartered in Gaffney, South Carolina that manufactures, among other things, vehicle chassis.

            "FE Service Menu" shall mean the Freightliner Express Service Menu adopted from time to time by mutual agreement of Freightliner and TA Operations specifying the warranty and repair services to be provided by FE Locations to Freightliner Vehicles, which the parties intend will be limited to services that generally can be performed in 1.5 hours or less or are otherwise agreed by Freightliner and TA Operations to be within the scope of the Services, as set forth on EXHIBIT 1.3 as updated from time to time by Freightliner and TA Operations. "FE Service Menu" shall also include certain warranty repairs and services on vehicle chassis manufactured by FCCC, as set forth on EXHIBIT 1.4 as updated from time to time by mutual agreement of Freightliner and TA Operations.

            "Freightliner Products" shall mean Freightliner Vehicles, Freightliner-Sourced Parts and vehicle chassis and parts manufactured by FCCC.

            "Freightliner Vehicles" shall mean the trucks and chassis sold by FCCC or Freightliner or those listed for sale by Freightliner that bear the "Freightliner" name and utilize
            Freightliner-approved parts.

      2. This Amendment shall be effective for a period of one year from the effective date. Upon expiration of this one-year term, the original terms and conditions of the Operating Agreement shall be controlling in all respects unless this Amendment is extended by mutual written agreement of TA Operating, TA Franchise and Freightliner. This Amendment shall apply to the FE location at Brunswick, Georgia, and any additional FE Locations added by mutual agreement of TA Operating, TA Franchise and Freightliner.

      3. Except as set forth in this Amendment, all other terms and conditions of the Operating Agreement shall remain in full force and effect.


TA OPERATING CORPORATION d/b/a
TRAVELCENTERS OF AMERICA


By:                 /s/    Randy A. Graham
            ---------------------------------------------

Name:                      Randy A. Graham
            ---------------------------------------------

Title:                   Vice President and Marketing
            ---------------------------------------------


TA FRANCHISE SYTEMS, INC.


By:                 /s/   Peter P. Ward
            ---------------------------------------------

Name:                     Peter P. Ward
            ---------------------------------------------

Title:                   Vice President, Franchising
            ---------------------------------------------


FREIGHTLINER LLC

By:                 /s/    C. W. Patterson
            ---------------------------------------------

Name:                      C. W. Patterson
            ---------------------------------------------

Title:                   Senior Vice President
            ---------------------------------------------
                         Service & Parts